UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GORES GUGGENHEIM, INC.

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Transcript	September 27, 2021

CNBC Squawk Box Transcript – Alec and Thomas Interview with Andrew Ross Sorkin – 9/27/21

Andrew Ross Sorkin: Welcome back. We have a very big deal to tell you about this morning. Electric vehicle company Polestar is combining with Gores Guggenheim, the SPAC created by affiliates of the Gores Group and Guggenheim Capital. Polestar will become a publicly traded company right here on the Nasdaq. The transaction – including about $800 million dollars in cash – Gores Guggenheim implies a $20 billion value.

From Polestar, joining us here right now, Chairman and CEO of the Gores Group, and Thomas Ingenlath, he’s the CEO of Polestar. Good morning to both of you. Alec, it’s great to see you again, we just saw each other in person, actually, last week at that SALT conference. Tell us about this transaction and how you found Polestar and why you decided that this was the deal?

Alec Gores: Good morning. Nice to see you this morning Andrew, and thanks for having me. Well look – Polestar, we’ve been looking at it now since the beginning of the year. It’s a very unique company, it’s a real unicorn and we’re super excited about it, and as Thomas will talk about Polestar, you’ll see that’s it’s a very special company.

Andrew Ross Sorkin: Hey Thomas, let’s talk about the company and the company’s, but, specifically, I’m curious, why do a SPAC rather than go public?

Thomas Ingenlath: Yeah, good morning to the studio. Well, first, it is important to have that support for our growth plan for the next three years. It’s all about speed in an efficient and flexible way, and of course finding the right partner with Alec and his team – having the trust that they are the people that have the experience to do this successfully. All of this led us to take this option, the SPAC option, as the favored one.

Andrew Ross Sorkin: For those who are unfamiliar, tell us exactly what Polestar does, so everybody knows.

Thomas Ingenlath: Yeah, right. We are an electric car company. The one and only startup in Europe, born in Sweden, our headquarters here. We have two cars on the road today. The possibility of selling in the U.S. and worldwide. And, obviously, Scandinavian design, sustainability as the core of our company. And, we will be running out, bringing out three more cars next year, 23, 24. So, three years, three cars. This is what we have here in the, in the design studio ready to go.

Andrew Ross Sorkin: So, you were backed by Volvo. So, something I’ve always been curious about is, when you look out 5 to 10 years from now, do you think the majority of new cars on the road are going to be built by, effectively new companies like yours, or Tesla, or the traditional manufactures who are going to try to transition to electric?

Thomas Ingenlath: Well obviously this is a period of big, big change in the car industry and what was considered impossible a decade ago suddenly is possible because there are so many things changing. Not only because of electric but the mobility, direct-to-consumer business really being digitally connected. This is such a change – it enables newcomers to come and play an important role. Obviously, the OEMs will be catching up, they will go all electric, but it is so much more cumbersome to do that with an established, legacy system. But you still have to take care of your eye range. This is of course where a startup and brand-new company can accelerate much faster.

Transcript	September 27, 2021

Andrew Ross Sorkin: Alec, how concerned are you about the valuations of EV makers, which have obviously gone through the roof, and there is a question as to whether, in terms of valuations, into a sort of a bubble area?

Alec Gores: Well look, as you know it is a bit of an art, a bit of a science to do these valuations. We know we do a really good job in the enterprise with these things, and in this case, this example, we’re coming in at six times 2023, I’m sorry, three times 2023 revenue, and Tesla at 11 times and Lucid six times, so we feel like we have a great entry point here. We’ve been very conservative with valuation. Our partner Volvo and Polestar were very realistic about coming in with a great valuation in this marketplace. So, we feel like we did a really good job putting in the right valuation on this company.

Andrew Ross Sorkin: Look, I think the cars are beautiful cars, my other question to you, and this goes to Thomas, is about China, because your cars are manufactured in China and then they’re exported to the U.S. and Europe. How do you think about U.S.-China relations right now, or just China relations more broadly around the world?

Thomas Ingenlath: Our plan is, obviously, to manufacture the cars where they are bought. And, we will go produce the Polestar 3 in Charleston, North Carolina, American built for the American customer. And this generally is our strategy for the global footprint we are serving. So, Europe, China and U.S. will all play a part in that.

Andrew Ross Sorkin: How quickly will that happen, and what’s that transition period look like?

Thomas Ingenlath: We will launch the Polestar 3 in 2022, 2023. The production will be up and running. And, um, over the course of the next four or five years this will be a global manufacturing footprint. We have access to what is already existing today in the Volvo Group and there are factories in all the three major existing regions.

Andrew Ross Sorkin: It’s a very cool car. Hey, Alec, you may know this, but a number of members of Congress are expressing a lot of concern there on the incentives in the SPAC world. What kind of regulation are you expecting?

Alec Gores: To be honest, I don’t really, you know, I’m not the kind of guy to make those decisions. I can tell you, for us, we are tougher on ourselves the SEC or anybody can put on us. We do very deep due diligence, we take this seriously, we write a big check, so we have a lot of skin in the game. And, we make sure we are totally aligned with our investors and with our partners, et cetera. But we feel good about our alignment, and what we’re doing here.

Andrew Ross Sorkin: Okay. Alec and Thomas, appreciate it, wish you lots of luck. It is a very cool car. Have you seen this thing?

Joe Kernen: I have not.

Andrew Ross Sorkin: You’ve not? It’s a beautiful thing.

Transcript	September 27, 2021

Forward-Looking Statements

Certain statements in this transcript (“Transcript”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of Gores Guggenheim, Inc. (“Gores Guggenheim”), Polestar Performance AB and/or its affiliates (the “Company”) and Polestar Automotive Holding UK Limited (“ListCo”). For example, projections of future Adjusted EBITDA or revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Gores Guggenheim and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed business combination between Gores Guggenheim, the Company, ListCo and the other parties thereto (the “Business Combination”); (2) the outcome of any legal proceedings that may be instituted against Gores Guggenheim, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Gores Guggenheim, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (13) the Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the Company’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on Gores Guggenheim, the Company, the Company’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Gores Guggenheim’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”) by Gores Guggenheim or ListCo, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither Gores Guggenheim, the Company nor ListCo presently know or that Gores Guggenheim, the Company or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Transcript	September 27, 2021

Nothing in this Transcript should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Gores Guggenheim, the Company nor ListCo undertakes any duty to update these forward-looking statements.

Projections

This Transcript contains financial forecasts with respect to the Company’s projected financial results, including revenue, for the Company’s fiscal years 2021 through 2025. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Transcript, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Transcript. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Transcript should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Additional Information

In connection with the proposed Business Combination, (i) ListCo is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of Gores Guggenheim and a preliminary prospectus (the “Registration/Proxy Statement”), and (ii) Gores Guggenheim will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of Gores Guggenheim stockholders to be held to approve the proposed Business Combination. This Transcript does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, securityholders of Gores Guggenheim and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Gores Guggenheim, the Company, ListCo and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Gores Guggenheim as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

Transcript	September 27, 2021

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Gores Guggenheim and certain of its directors and executive officers may be deemed participants in the solicitation of proxies from Gores Guggenheim’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Gores Guggenheim is set forth in Gores Guggenheim’s filings with the SEC (including Gores Guggenheim’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants will be contained in the Registration/Proxy Statement for the proposed Business Combination when available.

The Company and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Gores Guggenheim in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration/Proxy Statement for the proposed Business Combination when available.

No Offer and Non-Solicitation

This Transcript is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Gores Guggenheim, the Company or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.